Exhibit 10.15

独家购股权协议

EXCLUSIVE OPTION AGREEMENT

本独家购股权协议（“本协议”）于2021年11月24日由以下各方在宁波订立：

This Exclusive Option Agreement (this “Agreement”) is entered into in Ningbo as of November 24, 2021 by and among the following parties:

(1)	宁波车壹企业咨询有限公司（“甲方”），一家根据中华人民共和国（“中国”）法律在中国宁波注册成立的外商独资企业；

Ningbo Cheyi Enterprise Consulting Co., Ltd. (“Party A”), a wholly foreign-owned enterprise registered in Ningbo, the People’s Republic of China (“China” or “PRC”), under the laws of China; and

(2)	浙江车壹网络科技有限公司（“乙方”），一家根据中国法律在中国杭州注册成立的内资公司；和

Zhejiang Cheyi Network Technology Co., Ltd. (“Party B”), a domestic company registered in Hangzhou, China, under the laws of China.

(3)	每一个在附件一列明的个人或企业（以下该等个人或企业单独称为一名“股东”，合称为“股东”）。

Each of the persons or entities listed under Schedule 1 (each, a “Shareholder” and collectively, the “Shareholders”).

（以上甲方、乙方和每一股东单独称为“一方”，合称为“各方”）。

( Party A, Party B and each of the Shareholders, a “Party”, and collectively the “Parties”).

序言

RECITALS

(A)	鉴于，股东持有乙方100%的股权；

WHEREAS, the Shareholders hold 100% equity interests in Party B;

(B)	鉴于，甲方和乙方于2021年11月24日订立了一份《独家服务总协议》；

WHEREAS, Party A and Party B entered into a Master Exclusive Service Agreement dated on November 24, 2021;

(C)	鉴于，甲方、乙方以及股东于2021年11月24日订立了一份《业务合作协议》；

WHEREAS, Party A, Party B and the Shareholders entered into a Business Cooperation Agreement dated November 24, 2021;

(D)	鉴于，甲方、乙方及股东于2021年11月24日订立了一份《股权质押协议》（“股权质押协议”）；

WHEREAS, Party A, Party B and the Shareholders entered into an Equity Interest Pledge Agreement on November 24, 2021 (the "Equity Interest Pledge Agreement");

(E)	鉴于，作为甲方及其关联方为乙方的正常经营持续提供服务的对价，甲方要求股东通过本协议向甲方授予购买股东持有的乙方全部或部分股权的独家权利，由甲方或甲方指定方行使，且股东同意授予甲方独家购买乙方全部或部分股权的权利。

WHEREAS, as the consideration for Party A and its affiliates to provide Party B with services necessary for their business operation, Party A has requested the Shareholders to grant Party A an exclusive option through this Agreement which can be exercised by Party A or Party A's designee, and the Shareholders have agreed to grant such exclusive option to purchase all or part of the equity interest held by the Shareholders in Party B.

(F)	有鉴于此，基于本协议包含的前提、陈述、保证、承诺和约定，本协议各方愿意受其法律约束并约定如下：

NOW, THEREFORE, in consideration of the premises and the representations, warranties, covenants and agreements herein contained, and intending to be legally bound hereby, the Parties hereby agree as follows:

协议

AGREEMENT

1.	标的股权

Target Equity Interest

1.1	在下述情况下，甲方有权要求股东向甲方或甲方指定的第三方（“被指定方”）转让股东持有的乙方的全部或部分（以甲方的具体要求为准）股权（“标的股权”），且股东应按照甲方的要求向甲方和/或被指定方转让标的股权（“股权转让选择权”），除甲方和/或被指定方外，任何其他第三方均不得享有股权转让选择权：

Party A shall have the right to require the Shareholders to transfer any and all of the equity interest of Party B the Shareholders hold (the “Target Equity Interest”) to Party A and/or a third party designated by Party A (the “Designee”), in whole or in part, subject to Party A’s specific requirements (“Equity Interest Transfer Option”), and the Shareholders shall transfer the Target Equity Interest to Party A and/or its Designee, who shall have exclusive rights over the Equity Interest Transfer Option, in accordance with Party A’s requirements under the following circumstances:

1.1.1	中国法律和行政法规允许甲方和/或其被指定方合法拥有全部或部分标的股权；或

Where Party A and/or its Designee can legally own all or part of the Target Equity Interest under the laws and administrative regulations of China; or

1.1.2	甲方以其完全自主判断认为适宜或必要的任何其他情形。

Any other circumstances deemed as appropriate or necessary by Party A in its sole discretion.

1.2	甲方有权随时行使其全部或部分股权转让选择权，取得全部或部分标的股权，且行权次数不限。

Party A shall have the right to exercise its Equity Interest Transfer Option in whole or in part and to acquire the Target Equity Interest in whole or in part from time to time and without any limit on times.

1.3	甲方有权指定任何第三方取得全部或部分标的股权，股东不得拒绝，并应按照甲方的要求向该等被指定方转让全部或部分标的股权。

Party A may designate any third party to acquire the Target Equity Interest in whole or in part and the Shareholders shall not refuse and shall transfer the Target Equity Interest in whole or in part to such Designee as requested by Party A.

1.4	按本协议向甲方或其被指定方转让完毕所有标的股权以前，未经甲方事先书面同意，股东不得向任何第三方转让标的股权或其任何部分。

Prior to the completion of transfer of all Target Equity Interest to Party A or its Designee according to this Agreement, the Shareholders shall not transfer the Target Equity Interest or any portion thereof to any third party without Party A’s prior written consent.

2.	程序

Procedures

2.1	在签署本协议时，股东应按照本协议附件二规定的格式签署《股权转让协议》（“股权转让协议”），并将该文件交付给甲方。

Concurrent with the execution of this Agreement, the Shareholders shall execute and deliver to Party A the Equity Interest Transfer Agreement (the “Equity Interest Transfer Agreement”) in the format set forth in Schedule 2 attached hereto.

2.2	若甲方根据上述第1.1条规定决定行使股权转让选择权，应向乙方和股东发出书面通知，其中说明拟受让标的股权的比例和受让方的身份（“股权购买通知”）。乙方和股东应在股权购买通知之日起的七（7）日内，为办理上述股权转让的登记过户提供必要的全部资料和文件。

If Party A decides to exercise the Equity Interest Transfer Option pursuant to Section 1.1 hereinabove, it shall send written notice to Party B and the Shareholders which specifies the proportion of the Target Equity Interest to be acquired and identifies the transferee (the “Equity Interest Purchase Notice”). Party B and the Shareholders shall furnish all materials and documents necessary for the registration of said equity interest transfer within seven (7) days after the date of Equity Interest Purchase Notice;

2.3	在行使股权转让选择权时，若不止一位股东持有乙方的股权，则本协议项下的股东和甲方应促使乙方的其他股东做出书面说明，同意向甲方和/或被指定方转让标的股权，并放弃与之相关的任何优先购买权；

If at the time of exercising the Equity Interest Transfer Option, more than one Shareholder hold equity interest in Party B, each Shareholder and Party B shall cause such other Shareholders to provide their written consent to the transfer of the Target Equity Interest to Party A and/or the Designee(s) and to waive any preemptive right related thereto;

2.4	乙方和股东应就按本协议和股权购买通知进行的各次标的股权转让，促使股东和甲方和/或各被指定方（依实际情况而定）之间签署一份股权转让协议；

Party B and the Shareholders shall cause an Equity Interest Transfer Agreement to be duly executed with respect to each transfer to Party A and/or each Designee (whichever is applicable), in accordance with the provisions of this Agreement and the Equity Interest Purchase Notice regarding the Target Equity Interest;

2.5	有关各方应签署全部必要的合同、协议或文件，取得全部必要的政府证照和批文，并采取全部必要的行动，从而向甲方和/或被指定方转让标的股权的所有权（不受任何担保权益的限制），并促使甲方和/或被指定方成为标的股权的登记所有人。就本条和本协议而言，“担保权益”包括担保、抵押、第三方权利或权益、股票期权、购买权、优先受让权、抵销权、所有权留置或其他担保安排，但不包括本协议和股权质押协议设立的任何担保权益。

The relevant Parties shall execute all necessary contracts, agreements or documents, obtain all necessary government licenses and permits and take all necessary actions to transfer valid ownership of the Target Equity Interest to Party A and/or the Designee(s), unencumbered by any security interests, and cause Party A and/or the Designee(s) to become the registered owner(s) of the Target Equity Interest. For the purpose of this Section and this Agreement, “security interests” shall include securities, mortgages, third party’s rights or interests, any stock options, acquisition right, right of first refusal, right to offset, ownership retention or other security arrangements, but shall be deemed to exclude any security interest created by this Agreement and the Equity Interest Pledge Agreement.

3.	转让价款

Transfer Price

3.1	甲方每次行使股权转让选择权时，甲方和/或被指定方应向转让标的股权的各股东支付的全部转股价格为人民币1元。股东在此不可撤销地同意：如果届时适用法律要求公司股权的转让价格必须高于前述价格的，则应以法定最低价格作为转股价格。股东因转让标的股权而获得的全部转让价款以及任何其他相关收益应在取得后立即无偿转交给甲方和/或被指定方。

Every time Party A exercise its Equity Interest Transfer Option, Party A and/or the Designee(s) shall pay to the Shareholders transferring the Target Equity Interest a transfer price at an amount of RMB 1. Shareholders hereby irrevocably agree: if the applicable law requires that the company's equity transfer price must be higher than the said price, the transfer price should be at the minimum price required by the law. All the transfer price and any other relevant benefits should be immediately delivered to Party A and/or the Designee(s) free of charge.

3.2	转让标的股权产生的全部税费、费用和杂费应由相关各方按照中国法律各自承担。

All the taxes, fees and expenses arising from the transfer of the Target Equity Interest shall be borne by each relevant Party respectively in accordance with the laws of the PRC.

4.	承诺

Covenants

4.1	乙方和股东的承诺

Covenants of Party B and the Shareholders

股东（作为乙方的股东）和乙方特此承诺如下：

The Shareholders (as the shareholders of Party B) and Party B hereby covenant as follows:

4.1.1	未经甲方事先书面同意，其不会通过任何形式补充、变更或修改乙方及其附属实体的公司章程或其他组织性文件，不会增减乙方及其附属实体的注册资本，也不会通过其他方式变更乙方及其附属实体的注册资本结构；

Without the prior written consent of Party A, they shall not in any manner supplement, change or amend the articles of association or other documents of Party B or any of its subsidiaries, increase or decrease their registered capital, or change the structure of their registered capital in other manners;

4.1.2	其应谨慎、有效地经营乙方及其附属实体的公司业务和处理其事务，按照良好的财务和商业标准及实务维持乙方及其附属实体的存续；

They shall maintain Party B and its subsidiaries’ corporate existence in accordance with good financial and business standards and practices by prudently and effectively operating their business and handling their affairs;

4.1.3	未经甲方事先书面同意，其不会在本协议签署后通过任何方式出售、转让、抵押或处置乙方及其附属实体的任何资产（除在日常经营过程中产生的资产处置）或乙方及其附属实体业务或收入中的法定或受益权益，也不会允许设置任何相关的担保权益，或其他权利负担；

Without the prior written consent of Party A, they shall not at any time following the date hereof, sell, transfer, mortgage or dispose of in any manner any assets of Party B and its subsidiaries (except in the ordinary course of business), or legal or beneficial interest in the business or revenues of Party B and its subsidiaries, or allow the encumbrance thereon of any security interest or any other encumbrance;

4.1.4	未经甲方事先书面同意，乙方及其附属实体不会发生、继承、担保或承受任何债务，但不包括在正常业务过程中发生的债务；

Without the prior written consent of Party A, Party B and its subsidiaries shall not incur, inherit, guarantee or assume any debt, except for debts incurred in the ordinary course of business;

4.1.5	其应在经营乙方及其附属实体全部业务的正常运营过程中，一直保持乙方及其附属实体的资产价值，不得采取任何可能影响乙方及其附属实体业务状况和资产价值的任何行为/不作为；

They shall always operate all of Party B and its subsidiaries’ businesses during the ordinary course of business to maintain the asset value of Party B and its subsidiaries and refrain from any action/omission that may adversely affect Party B and its subsidiaries’ operating status and asset value;

4.1.6	未经甲方事先书面同意，其不会促使乙方及其附属实体签署任何重大合同，但在正常业务过程中签署的除外（就本段而言，重大合同的标准由甲方自行判断）；

Without the prior written consent of Party A, they shall not cause Party B or any its subsidiary to execute any material contract, except the contracts executed in the ordinary course of business (for purpose of this subsection, Party A may define a material contract at its sole discretion);

4.1.7	未经甲方事先书面同意，其不会促使乙方或其附属实体向任何人提供任何贷款或信贷，但正常业务过程中提供的除外；

Without the prior written consent of Party A, they shall not cause Party B or any its subsidiary to provide any person with any loan or credit other than in the course of ordinary business;

4.1.8	其应在甲方提出要求时提供有关乙方及其附属实体业务经营和财务状况的相关资料；

They shall provide Party A with information on Party B and its subsidiaries’ business operations and financial condition at Party A’s request;

4.1.9	如甲方要求，其应为乙方及其附属实体的资产和业务从符合甲方要求的保险公司处购买并持有保险，保险金额和险种应符合同类公司购买的金额和种类；

If requested by Party A, they shall procure and maintain insurance in respect of Party B and its subsidiaries’ assets and business from an insurance carrier acceptable to Party A, at an amount and type of coverage typical for companies that operate similar businesses;

4.1.10	未经甲方事先书面同意，其不会促使或允许乙方或其附属实体与任何人进行合并或整合或向任何人进行收购或投资，或与他方组成合伙、合营企业或者其他类似性质的经济组织；

Without the prior written consent of Party A, they shall not cause or permit Party B or any its subsidiary to merge, consolidate with, acquire or invest in any person, or formation of any partnership, joint venture or other similar entity with a third party;

4.1.11	如发生或可能发生与乙方或其附属实体的资产、业务或收入相关的任何诉讼、仲裁或行政程序，其应立即通知甲方；

They shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to Party B or any its subsidiary’s assets, business or revenue;

4.1.12	为保持乙方及其附属实体对其全部资产的所有权，其应签署全部必要或适当的文件，采取全部必要或适当的行为，提出全部必要或适当的控告，或针对全部索赔提出必要和适当的抗辩；

To maintain the ownership by Party B and its subsidiaries of all of their assets, they shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims;

4.1.13	未经甲方事先书面同意，其应确保乙方及其附属实体不会通过任何方式向股东分配股息，但在甲方书面要求时，乙方及其附属实体应立即向股东分配全部或部分可分配利润，然后再由股东立即并无条件地将上述分配支付或转移至甲方或其指定的第三方；

Without the prior written consent of Party A, they shall ensure that Party B and its subsidiaries shall not in any manner distribute dividends to its shareholder(s), provided that upon Party A’s written request, Party B and its subsidiaries shall immediately distribute part or all distributable profits to its shareholder(s) who shall in turn immediately and unconditionally pay or transfer to Party A or the third party designated by Party A any such distribution;

4.1.14	在甲方要求时，其应任命甲方指定的任何人担任乙方及其附属实体的董事和/或执行董事；

At the request of Party A, they shall appoint any person(s) designated by Party A as the directors and/or executive director of Party B and its subsidiaries；

4.1.15	其应促使乙方及其附属实体的股东会及董事会通过与甲方的指示一致的股东会决议及董事会决议；

They shall cause the meeting of shareholders and the board of directors of Party B and its subsidiaries to pass shareholders’ resolutions and board resolutions in accordance with the instruction of Party A;

4.1.16	除非中国法律强制要求，未经甲方事先书面同意，乙方及其附属实体不得解散或清算。

Unless otherwise mandatorily required by PRC laws, Party B and its subsidiaries shall not be dissolved or liquated without prior written consent by Party A.

4.2	有关乙方及其附属实体之股权的承诺

Covenants regarding equity interests in Party B and its subsidiaries

每一股东及乙方特此承诺如下：

Each Shareholder and Party B hereby covenant as follows:

4.2.1	未经甲方事先书面同意，股东及乙方不会通过任何方式出售、转让、抵押或处置标的股权或其附属实体股权的任何法定或受益权益，也不会允许在其上设置任何其他担保权益，但按照股权质押协议对标的股权进行的质押除外；

Without the prior written consent of Party A, the Shareholder and Party B shall not sell, transfer, mortgage or dispose of in any other manner any legal or beneficial interest in the Target Equity Interest or the equity interests of the Party B’s subsidiaries or allow the encumbrance thereon of any security interest, except for the pledge placed on the Target Equity Interest in accordance with the Equity Interest Pledge Agreement;

4.2.2	股东应促使乙方的股东会会议（为本协议之目的，除另有明确约定，“股东会”包含“股东大会”之意义）和/或董事会会议和/或执行董事在未经甲方事先书面同意情况下, 对以任何方式出售、转让、抵押或处置标的股权的任何法定或受益权益不予批准，也不允许在其上设置任何其他担保权益，但按照股权质押协议对标的股权进行的质押除外；乙方应促使其附属实体的股东和/或股东会会议和/或董事会会议和/或执行董事在未经甲方事先书面同意情况下, 对以任何方式出售、转让、抵押或处置乙方附属实体的股权的任何法定或受益权益不予批准，也不允许在其上设置任何其他担保权益；

The Shareholder shall cause the shareholders’ meeting (as for the purpose of this Agreement, unless otherwise stipulated herein, “shareholders’ meetings” includes the meaning of “the general meeting” ) and/or the board of directors’ meeting and/or the executive directors of Party B not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Target Equity Interest or allow the encumbrance thereon of any security interest, without the prior written consent of Party A, except for the pledge placed on the Target Equity Interest in accordance with the Equity Interest Pledge Agreement; the Party B shall cause the shareholder(s) and/or shareholders’ meeting and/or the board of directors’ meeting and/or the executive directors of its subsidiaries not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests of the Party B’s subsidiaries or allow the encumbrance thereon of any security interest, without the prior written consent of Party A;

4.2.3	股东应促使乙方的股东会和/或董事和/或执行董事会议在未经甲方事先书面同意情况下, 对乙方与任何企业或其他经济组织的合并或整合，或对任何企业或其他经济组织进行收购或投资，或设立合资企业、合伙或者其他类似性质的经济组织，或以任何方式出售、转让、抵押或处置标的股权的任何法定或受益权益不予批准；乙方应促使其附属实体的股东和/或股东会和/或董事和/或执行董事会议在未经甲方事先书面同意情况下, 对其附属实体与任何企业或其他经济组织的合并或整合，或对任何企业或其他经济组织进行收购或投资，或设立合资企业、合伙或者其他类似性质的经济组织，或以任何方式出售、转让、抵押或处置其附属实体的股权的任何法定或受益权益不予批准；

The Shareholder shall cause the shareholders’ meeting and/or the board of directors and/or the executive directors of Party B not to approve the merger or consolidation with any enterprise or other entity, the acquisition of or investment in any enterprise or other entity, or the formation of any joint venture, partnership or other economic entity of similar nature, and not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the Target Equity Interest without the prior written consent of Party A; the Party B shall cause the shareholder(s) and/or shareholders’ meeting and/or the board of directors and/or the executive directors of its subsidiaries not to approve the merger or consolidation with any enterprise or other entity, the acquisition of or investment in any enterprise or other entity, or the formation of any joint venture, partnership or other economic entity of similar nature, and not to approve the sale, transfer, mortgage or disposition in any other manner of any legal or beneficial interest in the equity interests of the Party B’s subsidiaries without the prior written consent of Party A

4.2.4	如发生或可能发生与标的股权或与乙方的附属实体的股权相关的任何诉讼、仲裁或行政程序，股东应立即通知甲方；

The Shareholder shall immediately notify Party A of the occurrence or possible occurrence of any litigation, arbitration or administrative proceedings relating to the Target Equity Interest or the equity interests of the Party B’s subsidiaries;

4.2.5	在甲方要求时，股东应及时和无条件地促使标的股权的转让按本协议规定得到批准和完成；

At the request of Party A at any time, the Shareholder shall promptly and unconditionally cause the transfer of the Target Equity Interest to be approved and consummated as set forth in this Agreement;

4.2.6	为保持股东对乙方的所有权，股东应签署全部必要或适当的文件，采取全部必要或适当的行为，提出全部必要或适当的控告，或针对全部索赔提出必要和适当的抗辩；为保持乙方对其附属实体的所有权，乙方应签署全部必要或适当的文件，采取全部必要或适当的行为，提出全部必要或适当的控告，或针对全部索赔提出必要和适当的抗辩；

To the extent necessary to maintain the Shareholder's ownership in Party B, the Shareholder shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims; to the extent necessary to maintain the Party B's ownership in its subsidiaries, the Party B shall execute all necessary or appropriate documents, take all necessary or appropriate actions and file all necessary or appropriate complaints or raise necessary and appropriate defenses against all claims

4.2.7	在甲方要求时，股东应任命甲方指定的任何人担任乙方及其附属实体的董事和/或执行董事；

The Shareholder shall appoint any designee of Party A as the director and/or executive director of Party B and its subsidiaries, at the request of Party A;

4.2.8	如股东从乙方获得任何利润、分红、股利、股息或清算所得，股东应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何实体；如乙方从其附属实体获得任何利润、分红、股利、股息或清算所得，乙方应在遵从中国法律的前提下将其及时赠予甲方或甲方指定的任何实体；和

The Shareholders shall promptly donate any profit, bonus, interest, dividend or proceeds of liquidation received from Party B to Party A or any other entity designated by Party A to the extent permitted under applicable PRC laws; the Party B shall promptly donate any profit, bonus, interest, dividend or proceeds of liquidation received from its subsidiaries to Party A or any other entity designated by Party A to the extent permitted under applicable PRC laws; and

4.2.9	股东及乙方应严格遵守本协议以及股东、甲方和乙方之间共同或单独签署的其他合同规定，履行其中的义务，不得进行任何可能影响上述协议和合同的有效性和可执行性的作为/不作为。若股东或乙方在本协议、或《股权质押协议》、或对甲方授权的委托协议及授权委托书项下的股权还留存有任何权利，股东及乙方不得行使该等权利，除非按照甲方的书面指示行事。

The Shareholders and Party B shall strictly abide by the provisions of this Agreement and other contracts jointly or separately executed by and among the Shareholders, Party A and Party B, perform the obligations hereunder and thereunder, and refrain from any action/omission that may affect the effectiveness and enforceability hereof and thereof. To the extent that the Shareholder or Party B has any remaining rights with respect to the equity interest subject to this Agreement hereunder or under the Equity Interest Pledge Agreement or under the proxy agreement and power of attorney granted in favor of Party A, the Shareholder and Party B shall not exercise such rights except in accordance with the written instructions of Party A.

5.	陈述和保证

Representations and Warranties

股东和乙方特此连带地向甲方陈述和保证，截至本协议签署日和各标的股权转让日：

The Shareholders and Party B hereby represent and warrant to Party A, jointly and severally, as of the date of this Agreement and each date of transfer of the Target Equity Interest, that:

5.1	其有权签署本协议和涉及标的股权转让的相关股权转让协议，且具有履行本协议和任何股权转让协议项下义务的能力；

The Shareholders and Party B have the authority to execute and deliver this Agreement and any relevant Equity Interest Transfer Agreement concerning the Target Equity Interest to be transferred thereunder, and to perform their obligations under this Agreement and any Equity Interest Transfer Agreements;

5.2	签署和交付本协议或任何股权转让协议以及履行其项下的任何义务，不会：(i) 违反任何相关的中国法律；(ii) 与乙方的公司章程、内部细则或其他组织文件抵触；(iii) 导致违反其订立或对其具有约束力的任何合同或文件，或构成该等合同或文件项下的违约；(iv) 导致违反向其发放的任何证照或许可的任何发放条件和/或持续有效的条件；及 (v) 导致向其发放的任何证照或许可被吊销、没收或附加额外条件；

The execution and delivery of this Agreement or any Equity Interest Transfer Agreements and the performance of any obligations under this Agreement or any Equity Interest Transfer Agreements: (i) do not cause any violation of any applicable laws of China; (ii) are not inconsistent with the articles of association, bylaws or other organizational documents of Party B; (iii) do not cause the violation of any contracts or instruments to which they are a party or which are binding on them, or constitute any breach under any contracts or instruments to which they are a party or which are binding on them; (iv) do not cause any violation of any condition for the grant and/or continued effectiveness of any licenses or permits issued to any of them; and (v) do not cause the suspension or revocation of or imposition of additional conditions to any licenses or permits issued to any of them;

5.3	股东对标的股权拥有有效和可出售的所有权，乙方对其附属实体的股权拥有有效和可出售的所有权。除股权质押协议外，股东未对标的股权设置任何担保权益；

The Shareholders have good and merchantable title to the Target Equity Interest, the Party B has good and merchantable title to the equity interests of its subsidiaries. Except for the Equity Interest Pledge Agreement, the Shareholders have not placed any security interest on the Target Equity Interest;

5.4	乙方及其附属实体对其全部资产拥有有效和可出售的所有权，未对上述资产设置任何担保权益，但已向甲方披露且已获得甲方书面同意的担保权益除外；

Party B and its subsidiaries have valid and merchantable title to all of their assets, and have not placed any security interest on the aforementioned assets, except for encumbrance disclosed to Party A for which Party A's written consent has been obtained;

5.5	乙方及其附属实体无任何尚未偿还的债务，但不包括 (i) 在正常业务过程中发生的债务；和 (ii) 已向甲方披露且已获得甲方书面同意的债务；及

Party B and its subsidiaries do not have any outstanding debts, except for (i) debts incurred in the ordinary course of business; and (ii) debts disclosed to Party A for which Party A’s written consent has been obtained; and

5.6	乙方及其附属实体已遵守有关兼并收购的全部中国法律法规。

Party B and its subsidiaries has complied with all laws and regulations of China applicable to mergers and acquisitions.

6.	税务和费用

Taxes and Fees

在编制和签署本协议和股权转让协议，以及完成本协议和股权转让协议拟定的交易过程中，各方应支付依据中国法律征收或发生的全部转让和登记税费、支出和费用。

Each Party shall pay any and all transfer and registration tax, expenses and fees incurred thereby or levied thereon in accordance with the laws of the PRC in connection with the preparation and execution of this Agreement and the Equity Interest Transfer Agreement, as well as the consummation of the transactions contemplated under this Agreement and the Equity Interest Transfer Agreement.

7.	保密

Confidentiality

7.1	各方承认，各方就本协议交换的任何口头或书面信息均属于保密信息。每一方应对上述全部信息保密，在未取得其他方的书面同意前，不得向任何第三方披露任何相关信息，但下述情况除外：(i)该信息已经或将被公众所知（但不是因为接受一方的违约披露导致的）；(ii)按照适用法律、法规或证券交易所的要求披露的；或 (iii)任何一方需要向其法律顾问、财务顾问、董事或高级管理人员披露的有关本协议项下拟定交易的信息，且该法律顾问、财务顾问、董事或高级管理人员受与本款规定相类似的保密义务的制约。如任何一方聘用的任何职员或代理机构披露保密信息，将被视为该方披露了该保密信息并因此承担违约责任。本款规定将在本协议因任何原因终止后持续有效。

The Parties acknowledge that any oral or written information exchanged among them with respect to this Agreement is confidential information. Each Party shall maintain the confidentiality of all such information, and without obtaining the written consent of other Parties, he/she/it shall not disclose any relevant information to any third parties, except in the following circumstances: (i) such information is or will be in the public domain (provided that this is not the result of a public disclosure in breach of contract by the receiving party); (ii) information disclosed as required by applicable laws or regulations or rules of any securities exchange; or (iii) information required to be disclosed by any Party to his/her/its legal counsel, financial advisor, directors or senior management officers regarding the transaction contemplated hereunder, provided that such legal counsel, financial advisor, directors or senior management officers is also bound by confidentiality duties similar to the duties set out in this section. Disclosure of any confidential information by the staff members or agency hired by any Party shall be deemed disclosure of such confidential information by such Party, which Party shall be held liable for breach of this Agreement.

7.2	各方同意本协议因任何原因终止或失效时，本条仍然有效。

The Parties agree that this section shall remain survive the termination or expiration of this Agreement for any reason.

8.	转让

Assignment

8.1	未经甲方事先书面同意，乙方和股东不得向任何第三方转让各自在本协议项下的任何权利或义务。

Party B or either Shareholder shall not assign any of their respective rights or obligations under this Agreement to any third party without the prior written consent of Party A.

8.2	乙方和股东特此同意，甲方可以其完全自主判断自行转让其在本协议项下的权利和义务，且仅需向乙方和股东发出转让本协议下权利义务的书面通知。

Party B and the Shareholders hereby agree that Party A may assign its rights and obligations under this Agreement as Party A may decide at its sole discretion, and such assignment shall only be subject to a written notice sent to Party B and the Shareholders.

8.3	本协议的条款和条件应为当事方各自的继承人和经许可的受让人之利益而生效，并应约束当事方各自的继承人和受让人。除非本协议明示规定，本协议的任何规定（明示和默示的）均不意图赋予除本协议当事方或其各自继承人和受让人之外的任何他方本协议项下或源于本协议的任何权利、救济、义务、或责任。

The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and permitted assigns of the Parties. Save as expressly provided in this Agreement, nothing in this Agreement, express or implied, is intended to confer upon any party other than the parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement.

9.	完整协议和协议修改

Entire Agreement and Amendment to Agreement

9.1	本协议及本协议中明确提及或包含的全部约定和/或文件构成有关本协议标的事项的完整约定，并取代此前各方就本协议标的事项达成的全部口头约定、合同、谅解和交流。

This Agreement and all agreements and/or documents mentioned or included explicitly by this Agreement constitute the complete agreement with respect to the subject matter of this Agreement and shall substitute any and all prior oral agreements, contracts, understandings and communications made by the Parties with respect to the subject matter of this Agreement.

9.2	对本协议的任何修改应以书面方式作出，并仅在本协议各方签署后生效。经各方正式签署的修改协议和补充协议构成本协议的组成部分，并与本协议具有同等法律效力。

Any modification of this Agreement shall be made in a written form and shall only become effective upon execution by all Parties of this Agreement. Modifications and supplements to this Agreements duly executed by the Parties shall be parts of this Agreement and shall have the same legal effect as this Agreement.

9.3	标的股权转让时，若根据当时有效的中国法律和行政法规有必要修改本协议附件二《股权转让协议》的格式，各方应友好协商依照中国法律和行政法规修改上述格式。

In the event that at the time of the Target Equity Interest transfer, it is necessary to modify the form of the Equity Interest Transfer Agreement set forth in Schedule 2 attached hereto pursuant to the then effective PRC laws and administrative regulations, the Parties shall make such modifications in good faith in compliance with PRC laws and administrative regulations.

9.4	附件是本协议的必要组成部分，与本协议的其他部分具有同等法律效力。

The Schedules are an integral part of this Agreement and have the same legal effects as the other parts of the Agreement.

10.	管辖法律

Governing Law

本协议依中国法律解释并受其管辖。

This Agreement shall be construed in accordance with and governed by the laws of the PRC.

11.	争议解决

Dispute Resolution

因本协议产生或与本协议相关的任何争议或主张应由各方通过友好协商的方式解决。如果各方未能解决争议，应将争议提交到杭州国际仲裁院（“仲裁委”），由仲裁会按照申请仲裁时有效的仲裁委仲裁规则经由仲裁解决。仲裁地为杭州，仲裁语言为中文。只用一名仲裁员仲裁，该仲裁员由仲裁委指定。仲裁裁决具终局性且对各方都有约束力。

Any dispute or claim arising out of or in connection with or relating to this Agreement shall be resolved by the Parties in good faith through negotiations. In case no resolution can be reached by the Parties, such dispute shall be submitted to the Hangzhou Court of International Arbitration (the “Arbitration Commission”) for arbitration in accordance with its rules of arbitration in effect at the time of applying for such arbitration and the place of arbitration shall be in Hangzhou, and the language of arbitration shall be Chinese. The arbitration tribunal shall be composed of only one arbitrator, which shall be appointed by the arbitration commission. The arbitral award shall be final and binding upon all Parties.

在争议解决和仲裁程序进行过程中，除了本协议正在仲裁的事宜以外，各方应在实际可行的前提下继续履行本协议。每一方应自行承担为解决任何争议而发生的费用，但仲裁费应由各方平均分担。

Throughout any dispute resolution and arbitration proceedings, the Parties shall continue to perform this Agreement, to the extent practical, with the exception of the matter that is under arbitration. Each Party shall be responsible for his/her/its own expenses in connection with resolving any Dispute, but the arbitration fees shall be shared equally.

12.	生效日和期限

Effective Date and Term

12.1	本协议于文首所载之日签署并生效。

This Agreement shall be signed and take effect as of the date first set forth above.

12.2	本协议在乙方存续期间将持续有效，除非根据第13条终止。

This Agreement shall remain effective as long as Party B exists unless terminated as provided in Section 13.

13.	终止

Termination

13.1	乙方和股东均无权终止本协议。本协议在以下任何情况下终止：（1）甲方可随时以提前三十（30）天书面通知乙方和股东的方式终止本协议；（2）根据本协议，股东持有的乙方之股权已全部转让给甲方和/或其被指定方，则本协议于该等股权转让完成时终止。

Neither of the Shareholders and Party B shall have the right to terminate this Agreement. This Agreement shall be terminated (i) by Party A at any time with thirty (30) days advance written notice to Party B and the Shareholders; or (ii) upon the transfer of all the equity interest held by the Shareholders to Party A and/or its Designee pursuant to this Agreement, this Agreement shall be terminated on the day of completion of this transfer.

14.	损害和赔偿

Indemnities and Remedies

14.1	如乙方或股东违反本协议，则该方应就违反本协议而给甲方造成的损失、损害、责任、被索赔损失等（“损失”）依照甲方的要求立即予以赔偿。

Party B or Shareholders shall forthwith on demand indemnify the Party A against any claim, loss, liability or damage (“Loss”) which Party A shall incur as a consequence of any breach by the other Party of this Agreement.

14.2	各方同意本协议终止或失效时，本条仍然有效。

The Parties agree that this section shall survive the termination or expiration of this Agreement.

15.	通知

Notices

任何一方按本协议规定发出的通知或其他通信应以英文或中文语书写，并可以专人递送、挂号邮寄、邮资预付邮寄、或受承认的专递服务的形式发送到有关各方不时指定的收件地址。通知被视为实际到达的日期，应按如下方式确定：(i)专人递送的通知，专人递送当日即视为已实际送达；以及(ii)用信函发出的通知，则在邮资付讫的航空挂号信寄出日（依邮戳为准）后的第十（10）天，即视为已实际送达，或在送交专递服务公司后的第四（4）天，即视为已实际送达。

Notices or other communications required to be given by any party pursuant to this Agreement shall be written in English and Chinese and delivered personally or sent by registered mail or postage prepaid mail or by a recognized courier service to the address of each relevant party as specified by such party from time to time. The date when a notice is deemed to be duly served shall be determined as follows: (i) a notice delivered personally is deemed duly served upon delivery; and (ii) a notice sent by mail is deemed duly served on the tenth (10th) day after the date when the postage prepaid registered airmail is posted (as evidenced by the postmark), or on the fourth (4th) day after the date when the notice is delivered to an internationally-recognized courier service agency.

16.	可分割性

Severability

如果本协议项下的任何条款因与有关法律不一致而无效或不可执行，则该条款仅在有关法律的管辖范围之内被视为无效或不可执行，并且本协议其他条款的有效性、合法性和可执行性不受其影响。

If any provision of this Agreement is judged to be invalid or unenforceable because it is inconsistent with applicable laws, such invalidity or unenforceability shall be only with respect to such laws, and the validity, legality and enforceability of the other provisions hereof shall not be affected.

17.	语言

Languages

本协议以中文和英文书就，两种文本具备同等法律效力。两种文本若有不一致之处，应以中文为准

This Agreement is being executed in both Chinese and English versions. Both versions shall have the same legal effect. In case of any discrepancy between the two versions, the Chinese version shall prevail.

18.	文本

Counterparts

本协议由协议各方签署四（4）份原件，每方各执一（1）份，所有原件具有同等法律效力。本协议可以一份或多份副本形式签署。

This Agreement shall be executed in four (4) originals by all Parties, with each Party holding one original. All originals shall have the same legal effect. The Agreement may be executed in one or more counterparts.

[后附签字页Signature Pages Follow]

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

甲方：宁波车壹企业咨询有限公司

Party A: Ningbo Cheyi Enterprise Consulting Co., Ltd.

授权代表：王冬冬

Legal Representative/Authorized Representative:

签字/Signature:	/s/ Dongdong Wang

盖章：（公章）

Seal: (Seal)

乙方：浙江车壹网络科技有限公司

Party B: Zhejiang Cheyi Network Technology Co., Ltd.

授权代表：王冬冬

Legal Representative/Authorized Representative: WANG Dongdong

签字/Signature:	/s/ Dongdong Wang

盖章：（公章）

Seal: (Seal)

独家购股权协议 Exclusive Option Agreement

签字页 Signature Page

有鉴于此，各方于文首所述日期正式签署本协议。

IN WITNESS WHEREOF, the Parties have duly executed this Agreement on the date appearing at the head hereof.

股东/ Shareholder：王冬冬 / WANG Dongdong

签字/Signature:	/s/ Dongdong Wang

股东/ Shareholder：余玲 / YU Ling

签字/Signature:	/s/ Ling Yu

独家购股权协议 Exclusive Option Agreement

签字页 Signature Page

附件一

SCHEDULE 1

股东

SHAREHOLDERS

序号 No.	姓名 NAME	身份证号 ID No.
1.	王冬冬 / WANG Dongdong
2.	余玲 / YU Ling

独家购股权协议 Exclusive Option Agreement

附件1 SCH1

附件二-1

SCHEDULE 2-1

股权转让协议

EQUITY INTEREST TRANSFER AGREEMENT

本股权转让协议（“本协议”）由以下双方在中国宁波订立：

This Equity Interest Transfer Agreement (this “Agreement”) is entered into in Ningbo, China by:

转让方：王冬冬

Transferor: WANG Dongdong

受让方：宁波车壹企业咨询有限公司

Transferee: Ningbo Cheyi Enterprise Consulting Co., Ltd.

双方现就股权转让约定如下：

NOW, the Parties agree as follows concerning the equity interest transfer:

1.	转让方同意将所持有的浙江车壹网络科技有限公司（“目标公司”） 99.1%股权，计 991万 元人民币出资额，以 1 元人民币的对价转让给受让方，受让方同意受让上述股权。

The Transferor agrees to transfer to the transferee 99.1 % of the equity interests, accounting for the capital contribution of RMB 9,910,000 , in Zhejiang Cheyi Network Technology Co., Ltd. (the "Company") held by the Transferor, at the consideration of RMB 1 , and the Transferee agrees to accept the said equity interest.

2.	股权转让完成后，转让方不再就转让股权享有相应股东权利或承担相关义务。受让方享有目标公司股东的权利和承担股东的义务。

After the closing of such equity interest transfer, the Transferor shall not have any rights or obligations as a shareholder with regard to the transferred equity interest, and the Transferee shall have such rights and obligations as a shareholder of Company

3.	本合同未尽事宜，可由双方签署补充协议。

Any matter not covered by this Agreement may be determined by the Parties by way of signing supplementary agreements.

4.	本协议自双方签署之日起生效。

This Agreement shall be effective from the signing day.

5.	本协议一式多份，双方各持一份，其他用于办理工商变更之用。

This Agreement is executed in one or more counterparts, with each party holding one copy. The other copies are made for the purpose of going through business registration of such change.

转让方/Transferor: 王冬冬/WANG Dongdong

签字/Signature:	/s/ Dongdong Wang

日期/Date: November 24, 2021

受让方/Transferee: 宁波车壹企业咨询有限公司

签字或盖章/Signature or seal:	/s/ Dongdong Wang

日期/Date: November 24, 2021

独家购股权协议 Exclusive Option Agreement

附件2 SCH2

附件二-2

SCHEDULE 2-2

股权转让协议

EQUITY INTEREST TRANSFER AGREEMENT

本股权转让协议（“本协议”）由以下双方在中国宁波订立：

This Equity Interest Transfer Agreement (this “Agreement”) is entered into in Ningbo, China by:

转让方：余玲

Transferor: YU Ling

受让方：宁波车壹企业咨询有限公司

Transferee: Ningbo Cheyi Enterprise Consulting Co., Ltd.

双方现就股权转让约定如下：

NOW, the Parties agree as follows concerning the equity interest transfer:

1.	转让方同意将所持有的浙江车壹网络科技有限公司（“目标公司”） 0.9%股权，计 9万 元人民币出资额，以 1 元人民币的对价转让给受让方，受让方同意受让上述股权。

The Transferor agrees to transfer to the transferee 0.9 % of the equity interests, accounting for the capital contribution of RMB 90,000 , in Zhejiang Cheyi Network Technology Co., Ltd. (the "Company") held by the Transferor, at the consideration of RMB 1 , and the Transferee agrees to accept the said equity interest.

2.	股权转让完成后，转让方不再就转让股权享有相应股东权利或承担相关义务。受让方享有目标公司股东的权利和承担股东的义务。

After the closing of such equity interest transfer, the Transferor shall not have any rights or obligations as a shareholder with regard to the transferred equity interest, and the Transferee shall have such rights and obligations as a shareholder of Company

3.	本合同未尽事宜，可由双方签署补充协议。

Any matter not covered by this Agreement may be determined by the Parties by way of signing supplementary agreements.

4.	本协议自双方签署之日起生效。

This Agreement shall be effective from the signing day.

5.	本协议一式多份，双方各持一份，其他用于办理工商变更之用。

This Agreement is executed in one or more counterparts, with each party holding one copy. The other copies are made for the purpose of going through business registration of such change.

转让方/Transferor: 余玲/YU Ling

签字/Signature:	/s/ Ling Yu

日期/Date:

受让方/Transferee: 宁波车壹企业咨询有限公司

签字或盖章/Signature or seal:	/s/ Dongdong Wang

日期/Date:

独家购股权协议 Exclusive Option Agreement

附件2 SCH2